UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

MRC Global Inc. (“MRC Global”) held its Annual Meeting of Stockholders on April 29, 2014 (the “Annual Meeting”) to: (i) elect ten members to the Board of Directors to serve for a one-year term; (ii) conduct an advisory vote on MRC Global’s named executive officer compensation; and (iii) ratify Ernst & Young LLP as MRC Global’s independent registered public accounting firm for 2014. All of MRC Global’s directors were re-elected by a majority of the votes cast and each of the other matters voted upon at the Annual Meeting was approved.

As of March 10, 2014, the record date for the Annual Meeting, there were 102,177,323 shares of MRC Global common stock issued and outstanding and entitled to vote at the Annual Meeting and 95,087,577 shares of MRC Global common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the holders of MRC Global common stock.

The number of votes for, votes withheld and non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes Withhled	Number of Non-Votes

Andrew R. Lane	87,995,296	2,062,934	5,029,347

Leonard M. Anthony	88,681,004	1,377,226	5,029,347

Rhys J. Best	88,498,689	1,559,541	5,029,347

Peter C. Boylan, III	87,420,516	2,637,714	5,029,347

Henry Cornell	88,841,397	1,216,833	5,029,347

Craig Ketchum	88,564,085	1,494,145	5,029,347

Gerard P. Krans	57,616,592	32,441,638	5,029,347

Cornelis A. Linse	89,601,858	456,372	5,029,347

John A. Perkins	88,673,237	1,384,993	5,029,347

H.B. Wehrle, III	88,289,589	1,768,641	5,029,347

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the advisory vote to approve MRC Global’s named executive officer compensation was as follows:

Number of Votes FOR	Number of Votes Against	Abstensions	Number of Non-Votes

88,368,775	1,525,338	164,117	5,029,347

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the ratification of Ernst & Young LLP as MRC Global’s independent registered public accounting firm for 2014 was as follows:

Number of Votes FOR	Number of Votes Against	Abstensions	Number of Non-Votes

92,283,882	2,785,320	18,375	0

Item 8.01	Other Events.

Effective April 29, 2014, the Board of Directors (the “Board”) of MRC Global appointed Henry Cornell to its Governance Committee and appointed John Perkins to its Compensation Committee. In connection with his appointment to the Compensation Committee, Mr. Perkins ceased to be a member of the Governance Committee. Following these changes, the Compensation Committee and the Governance Committee of the Board, each remain comprised entirely of independent directors, as determined by the rules of the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2014

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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